UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2018

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 15th Floor
New York, New York 10105
(Address of Principal Executive Offices)

(212) 878-3684

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed on January 7, 2019 (the “Initial 8-K”), Simplicity Esports and Gaming Company (the “Company”), acquired 100% of the membership interests of  Simplicity Esports, LLC, a Florida limited liability company (“SES”), pursuant to that certain Membership Interest Purchase Agreement, dated December 30, 2018.

The Initial 8-K is amended by this Current Report on Form 8-K/A to present certain financial statements of SES and to present certain unaudited pro forma financial information in connection with the acquisition of the membership interests in the SES’s financial statements and the unaudited pro forma information of the Company are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited balance sheets of SES as of December 31, 2018 and December 31, 2017 and the related statements of operations, statement of members’ equity and statement of cash flows for the year ended December 31, 2018 and for the period from September 25, 2017 through December 31, 2017, the notes to the financial statements and the report of the independent registered public accountant firm are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)  Pro Forma Financial Information

The unaudited pro forma combined balance sheet as of May 31, 2018 and unaudited pro forma combined statements of operations of the Company for the year ended May 31, 2018 and for the six months ended November 30, 2018, giving effect to the acquisition of SES.

(c) Exhibits.

Exhibit No.
99.1	The audited balance sheets of SES as of December 31, 2018 and December 31, 2017 and the related statements of operations, statements of members’ equity and statements of cash flows for the year ended December 31, 2018 and for the period from September 25, 2017 (inception) through December 31, 2017, the notes to the financial statements and the report of the independent registered public accountant firm.*
99.2	The unaudited pro forma combined balance sheet as of May 31, 2018 and unaudited pro forma combined statements of operations of the Company for the year ended May 31, 2018 and for the six months ended November 30, 2018, giving effect to the acquisition of SES. *

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simplicity Esports and Gaming Company

Date: March 15, 2019	By:	/s/ Jed Kaplan
Chief Executive Officer

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